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LETTER OF TRANSMITTAL
for
Offer for all Outstanding
8 1/8% Senior Notes Due 2011 in Exchange for up to
$450,000,000 principal amount at maturity of
8 1/8% Senior Notes Due 2011
of

Pursuant to the Prospectus
Dated                        , 2003

EXCHANGE OFFER WILL EXPIRE AT 5:00 PM., NEW YORK CITY TIME,
ON                        , 2003, UNLESS EXTENDED OR TERMINATED
(THE "EXPIRATION DATE").

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK

By Facsimile: (212) Attention: Reorganization Unit Confirm by Telephone: (212)	By Registered or Certified Mail: The Bank of New York Attention: Reorganization Unit 15 Broad Street, 16th Floor New York, NY 10007	By Hand or Overnight Delivery: The Bank of New York Attention: Reorganization Unit 15 Broad Street, 16th Floor New York, NY 10007

        Delivery of this Letter of Transmittal (the "Letter of Transmittal") to an address, or transmission via facsimile to a number, other than as set forth above, will not constitute a valid tender of 8 1/8% Senior Notes Due 2011 (the "Old Notes").

        The Instructions contained herein should be read carefully before this Letter of Transmittal is completed and signed.

        This Letter of Transmittal is to be used by registered holders of Old Notes ("Holders") if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus dated                        , 2003 (as the same may be amended from time to time, the "Prospectus") under the caption "The Exchange Offer—Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes; or (iii) delivery of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures," and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). Delivery of documents to the Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Exchange Agent.

        In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (ii) complete the box entitled "Description of Old Notes," (iii) if such Holder is a Participating Broker-Dealer (as defined below) and wishes to receive additional copies of the Prospectus for delivery in connection with resales of New Notes, check the applicable box, (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here," (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions," and (vi) complete the IRS Form W-9. Each Holder should carefully read the detailed Instructions below prior to completing this Letter of Transmittal. See "The Exchange Offer—Procedures for Tendering" in the Prospectus.

        Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

        If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures." See Instruction 2 below.

        A Holder having Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Old Notes so registered.

        THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

        All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

        Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and request for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 10 below.

METHOD OF DELIVERY

/ /	CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE BEING DELIVERED HEREWITH.
/ /	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
Account Number: Transaction Code Number:
/ /	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):
Window Ticket No. (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Guarantor Institution that Guaranteed Delivery:
If Delivered by Book-Entry Transfer (yes or no):
Account Number: Transaction Code Number:

        List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal.

Name(s) and Address(es) or Holder(s) (Please fill in if blank)	Certificate Number(s)*	Aggregate Principal Amount at Maturity of Old Notes**	Principal Amount at Maturity of Old Notes Tendered

DESCRIPTION OF OLD NOTES

Total:

* Need not be completed by Holders tendering by book-entry transfer (see below).
** Unless otherwise indicated in the column labeled "Principal Amount at Maturity of Old Notes Tendered" and subject to the terms and conditions of the Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount at maturity represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount at Maturity of Old Notes." See Instruction 3.

FOR PARTICIPATING BROKER-DEALERS ONLY:

/ /	CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY NEXTEL PARTNERS OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS NEW NOTES.

(If no Participating Broker-Dealers check this box, or if all Participating Broker-Dealers who have checked this box subsequently notify Nextel Partners or the Exchange Agent that all their New Notes have been sold, Nextel Partners will not be required to maintain the effectiveness of the Exchange Offer registration statement or to update the Prospectus and will not provide any notices to any Holders to suspend or resume use of the Prospectus.)

Provide the name of the individual who should receive, on behalf of the Holder, additional copies of the Prospectus, and amendments and supplements thereto, and any notices to suspend and resume use of the Prospectus:
Name:
Address:
Telephone No.: Facsimile No.:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated                        , 2003 (as the same may be amended from time to time, the "Prospectus" and, together with the Letter of Transmittal, the "Exchange Offer"), of Nextel Partners, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and instructions hereto, which together constitute the Company's offer to exchange, for each $1,000 principal amount at maturity of its 8 1/8% Senior Notes due 2011 (the "New Notes"), upon the terms and subject to the conditions set forth in the Exchange Offer, for each $1,000 principal amount at maturity of its outstanding 8 1/8% Senior Notes due 2011 (the "Old Notes").

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Old Notes with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Old Notes for transfer of ownership on the books of the Company or the trustee (the "Trustee") under the indenture governing the Old Notes and New Notes, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of and conditions of the Exchange Offer as described in the Prospectus.

        The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer—Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part, in the reasonable discretion of the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above.

        THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED OLD NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR TO ANY PERSON THAT IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

        The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Old Notes (the "Beneficial Owner") stating that (i) the New Notes to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Old Notes are being acquired by the Holder and each such Beneficial Owner in the ordinary course of business of the Holder and each such Beneficial Owner, (ii) the Holder and each such Beneficial Owner are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of the New Notes, (iii) the Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in the no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer—Resale of the Notes" and may only sell the New Notes acquired by such person pursuant to a registration statement containing the selling security holder information required by Item 507 of Regulation S-K under the Securities Act, (iv) if the Holder is a broker-dealer that acquired Old Notes as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of New Notes acquired in the Exchange Offer (but by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act), and (v) neither the Holder nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or is a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act.

        In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        EACH BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OR CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

        EACH PARTICIPATING BROKER-DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "FOR PARTICIPATING BROKER-DEALERS ONLY" IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS NEW NOTES. IF NO PARTICIPATING BROKER-DEALERS CHECK SUCH BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR NEW NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.

        The undersigned understands that tenders of the Old Notes pursuant to anyone of the procedures described under "The Exchange Offer—Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Exchange Offer.

        The undersigned also understands and acknowledges that the Company reserves the right to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date in the open market in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

        The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, which determination shall be final and binding.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Old Notes representing principal amounts at maturity not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that New Notes be issued in the name(s) of the undersigned (or, in the case of Old Notes delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Old Notes representing principal amounts at maturity not tendered or not accepted for exchange and certificates for New Notes be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Old Notes representing principal amounts at maturity not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Old Notes be delivered to, and certificates for New Notes be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

  PLEASE SIGN HERE
  (To Be Completed By All Holders of Old Notes
  Regardless of Whether Old Notes Are Being Physically Delivered Herewith)

          This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

          If the signature appearing below is not of the record holder(s) of the Old Notes, then the record holder(s) must sign a valid bond power.

  X

  X

  Signature(s) or Registered Holder(s) or Authorized Signatory

  Date:   , 2003

  Name(s):

  (Please Print)

  Capacity:

  Address:

  (Including Zip Code)

  Area Code and Telephone No.:

  PLEASE COMPLETE IRS FORM W-9 HEREIN

  / /    CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:

  Address:

  MEDALLION SIGNATURE GUARANTEE (See Instruction 4 below)
  Certain Signatures Must Be Guaranteed by an Eligible Guarantor Institution

  (Name of Eligible Guarantor Institution Guaranteeing Signatures)

  (Address (including zip code) and Telephone Number (including area code))

  (Authorized Signature)

  (Printed Name)

  (Title)

  Date:   , 2003

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3, 4, 5 and 7)

          To be completed ONLY if certificates for Old Notes in a principal amount at maturity not tendered or not accepted for exchange are to be issued in the name of, or certificates for New Notes are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

  Issue:  Old Notes   / /
  New Notes  / /
   (check as applicable)

  Name:

  (Please Print)

  Address:

  (Zip Code)

  (Tax Identification or Social Security Number)
  (See IRS Form W-9 herein)

  Credit Old Notes not exchanged and delivered by book-entry transfer to the Book-Entry Transfer Facility account set below:

  (Book-Entry Transfer Facility Account Number)

  Credit New Notes to the Book-Entry Transfer Facility account set below:

  (Book-Entry Transfer Facility Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4 and 5)

          To be completed ONLY if certificates for Old Notes in a principal amount at maturity not accepted for exchange or certificates for New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Notes" within the Letter of Transmittal.

  Deliver:  Old Notes   / /
  New Notes  / /
   (check as applicable)

  Name:

  (Please Print)

  Address:

  (Zip Code)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.
Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Withdrawal of Tenders.

        To tender Old Notes in the Exchange Offer, physical delivery of certificates for Old Notes or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility of Old Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an agent's message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Tenders of Old Notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING OLD NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL BE ACCEPTED. Except as otherwise provided below, the delivery will be made when actually received by the Exchange Agent. This Letter of Transmittal, certificates for the Old Notes and any other required documents should be sent only to the Exchange Agent, not to the Company, the Trustee or DTC.

        Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. In order to be valid, notice of withdrawal of tendered Old Notes must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal of Tenders."

2.
Guaranteed Delivery Procedures.

        If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures."

        Pursuant to the guaranteed delivery procedures:

          (i)  such tender must be made by or through an eligible guarantor institution;

         (ii)  prior to the Expiration Date, the Exchange Agent must have received from such eligible guarantor institution, at one of the addresses set forth on the cover of this Letter of Transmittal, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the register, Holder(s) and the principal amount at maturity of Old Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, or, in the case of a book-entry transfer, an agent's message, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such eligible guarantor institution with the Exchange Agent; and

        (iii)  the Exchange Agent must have received this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, together with certificates for all Old Notes in proper form for transfer (or a Book-Entry confirmation with respect to all tendered Old Notes), and any other required documents within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

3.
Partial Tenders.

        If less than the entire principal amount at maturity of any Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount at maturity tendered in the last column of the box entitled "Description of Old Notes" herein. The entire principal amount at maturity represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount at maturity of all Old Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4.
Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the book-entry transfer facilities whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

        If any of the Old Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Old Notes are registered in different name on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal or any certificates for Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

        IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

        No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith (or by a participant in one of the book-entry transfer facilities whose name appears on a security position listing as the owner of Old Notes) and certificates for New Notes or for any Old Notes for principal amounts at maturity not tendered or not accepted for exchange are to be issued, directly to such Holder(s) or, if tendered by a participant in one of the book-entry transfer facilities, any Old Notes for principal amounts at maturity not tendered or not accepted for exchange are to be credited to such participant's account at such book-entry transfer facility and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Old Notes are tendered for the account of an eligible guarantor institution. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING OLD NOTES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Notes, and, with respect to a participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an eligible guarantor institution.

        Endorsements on certificates for Old Notes and signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5.
Special Issuance and Special Delivery Instructions.

        Tendering Holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts at maturity not tendered or not accepted for exchange or certificates for New Notes, if applicable, are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Old Notes not tendered or not accepted for exchange will be returned, and certificates for New Notes will be sent, to the Holder of the Old Notes tendered.

6.
Taxpayer Identification Number.

        Each tendering Holder is required to provide the Exchange Agent with the Holder's taxpayer identification number ("TIN") on Internal Revenue Service ("IRS") Form W-9 or, alternatively, to establish another basis for exemption from backup withholding. Failure to provide this information may subject such Holder to federal backup withholding tax (currently at a 28% rate) on certain payments made to the Holder with respect to either the Old Notes or the New Notes.

7.
Irregularities.

        All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Old Notes will be determined by the Company, which determination shall be final and binding. Alternative, conditional or contingent tenders of Old Notes will not be considered valid. The Company reserves the absolute right to reject any and all tenders of Old Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Old Notes and will not entitle the Holder to New Notes. None of the Company, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Old Notes, or incur any liability to Holders for failure to give any such notice.

8.
Waiver of Conditions.

        The Company reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer.

9.
Mutilated, Lost, Stolen or Destroyed Certificates for Old Notes.

        Any Holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

10.
Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering Old Notes and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear above.

IMPORTANT TAX INFORMATION

        Under federal income tax laws, a Holder who tenders Old Notes prior to receipt of New Notes is required to provide the Exchange Agent with such Holder's correct TIN on the IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS and payments made to such Holder with respect to New Notes received in exchange for Old Notes pursuant to the Exchange Offer may be subject to backup withholding.

        Certain Holders are not subject to backup withholding and are therefore considered exempt. Exempt Holders should indicate their exempt status on the IRS Form W-9. A foreign person may not be subject to backup withholding and should submit to the Exchange Agent the appropriate completed IRS Form W-8, as applicable, to claim that exemption. Holders are urged to consult their own tax advisors to determine whether they are exempt from backup withholding.

        If backup withholding applies, the Exchange Agent is required to withhold tax (currently at a 28% rate) on any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, amounts withheld under backup withholding rules will generally be allowed a refund or a credit against the U.S. Holder's U.S. federal income tax liability provided the required information is properly furnished to the IRS on a timely basis.

What Number to Give the Exchange Agent

        The Holder is required to give the Exchange Agent the TIN of the registered Holder. If the Old Notes are held in more than one name or are held in a name other than that of the actual owner, consult Specific Instructions on Page 2 of IRS Form W-9 for additional guidance on which number to report.

Form W-9 (Rev. January 2003) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type	Name

See	Business name, if different from above

Specific	Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Other	☐	Exempt from backup withholding

Instructions	Address (number, street, and apt. or suite no.)									Requester's name and address (optional)

on	City, state, and ZIP code

page 2.	List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN).
However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.		Social security number
or
Note: If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.		Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.
I am a U.S. person (including a U.S. resident alien).

Certification instructions.    You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person	Date

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person.    Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

        1.     Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

        2.     Certify that you are not subject to backup withholding, or

        3.     Claim exemption from backup withholding if you are a U.S. exempt payee.

        Note:    If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

        Foreign person.    If you are a foreign person, use the appropriate Form W-8 (see Pub. 515,Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.
Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

        If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

        1.     The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

        2.     The treaty article addressing the income.

        3.     The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

        4.     The type and amount of income that qualifies for the exemption from tax.

        5.     Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Cat. No. 10231X	Form W-9 (Rev. 1-2003)

Form W-9 (Rev. 1-2003)	Page 2

Example.    Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

        If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% after December 31, 2003; 28% after December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

        You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

        1.     You do not furnish your TIN to the requester, or

        2.     You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

        3.     The IRS tells the requester that you furnished an incorrect TIN, or

        4.     The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

        5.     You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

        Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN.    If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.    If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

        If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.    Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC).    If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

Other entities.    Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note:    You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

        Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note:    If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.    Backup withholding is not required on any payments made to the following payees:

        1.     An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

        2.     The United States or any of its agencies or instrumentalities;

        3.     A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

        4.     A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

        5.     An international organization or any of its agencies or instrumentalities.

Form W-9 (Rev. 1-2003)	Page 3

        Other payees that may be exempt from backup withholding include:

        6.     A corporation;

        7.     A foreign central bank of issue;

        8.     A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

        9.     A futures commission merchant registered with the Commodity Futures Trading Commission;

        10.   A real estate investment trust;

        11.   An entity registered at all times during the tax year under the Investment Company Act of 1940;

        12.   A common trust fund operated by a bank under section 584(a);

        13.   A financial institution;

        14.   A middleman known in the investment community as a nominee or custodian; or

        15.   A trust exempt from tax under section 664 or described in section 4947.

        The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for	THEN the payment is exempt for

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt recipients 1 through 7[2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.    If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

        If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

        If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Note:    See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN.    If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

        If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note:    Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:    A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 1-2003)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

        For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding on page 2.

Signature requirements.    Complete the certification as indicated in 1 through 5 below.

        1.     Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

        2.     Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

        3.     Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

        4.     Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

        5.     Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:			Give name and SSN of:

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor[2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or single-owner LLC		The owner[3]

For this type of account:			Give name and EIN of:

6.	Sole proprietorship or single-owner LLC		The owner[3]
7.	A valid trust, estate, or pension trust		Legal entity[4]
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

        You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

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IMPORTANT TAX INFORMATION